UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  November 23, 2011

THE SHERIDAN GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	333-110441	52-1659314
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11311 McCormick Road, Suite 260, Hunt Valley, Maryland  21031-1437
(Address of Principal Executive Offices) (Zip Code)

(410) 785-7277
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On November 23, 2011, The Sheridan Group, Inc. (the “Company”) completed the sale of certain property located in Ashburn, Virginia to Beaumeade Development Partners, LLC. Pursuant to the Indenture, dated as of April 15, 2011 (the “Indenture”), governing the Company’s 12.5% Senior Secured Notes due 2014 (the “Notes”), the Company was required to the use the net proceeds from the sale to redeem Notes at a price equal to 100% of the principal amount of the Notes redeemed, plus accrued and unpaid interest up to, but not including, the redemption date. On December 15, 2011, the Company deposited funds with the trustee to redeem $3,883,000 aggregate principal amount of the Notes in accordance with the terms and conditions of the Indenture.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SHERIDAN GROUP, INC.

Date:	December 20, 2011	By:	/s/ Robert M. Jakobe
		Name:	Robert M. Jakobe
		Title:	Executive Vice President and Chief Financial Officer